Prospectus Supplement                                 82487   4/02

dated April 15, 2002 to:

Putnam Convertible Income-Growth Trust

Prospectus dated February 28, 2002

The second paragraph under the heading "Who manages the fund" is replaced with the following:

Putnam Management's Large-Cap Value and Core Fixed-Income High-Yield Teams have primary responsibility, and their members have joint responsibility, for the day-to-day management of the fund's portfolio.